Exhibit 99.1

AGREEMENT FOR THE SERVICING, SUBCONTRACTING AND ASSIGNMENT OF RIGHTS TO CERTAIN ASSETS

BETWEEN

AFC HOLDINGS, INC.

ENGAGE TECHNOLOGIES, INC.

AFC SYSTEMS, INC.

AND

THE BANKER’S STORE, INC.

AS OF AUGUST 19, 2008

TABLE OF CONTENTS

1.

Summary of Agreement

2.

Servicing

3.

Subcontracting

4.

Assignment of Rights to Certain Assets

5.

Accounts Receivable Pre-Agreement

6.

Accounts Receivable beginning as of Date of Agreement

7.

Consideration

8.

Representations and Warranties of AFC Holdings, Inc.

9.

Representations and Warranties of The Banker’s Store, Inc.

10.

Conditions Precedent to Closing

11.

Indemnification

12.

Conduct of AFC Holdings, Inc. Prior to Closing

13.

Termination

14.

Effect of Termination

15.

Amendment

16.

Waiver

17.

Entire Agreement

18.

Governing Law

19.

Address of Parties

20.

Notices

21.

Signatures

22.

Resolution of Board of AFC Holdings, Inc., Engage Technologies, Inc, AFC Systems, Inc.

EXHIBIT LISTING – EXHIBITS TO BE PROVIDED

A.

Customer List for Service

B.

Maintenance Agreements for Service

C.

Work In Process Listing for Subcontracting

D.

Metal Fabrication

E.

Other Assets

1.  SUMMARY OF AGREEMENT

AGREEMENT FOR THE SERVICING, SUBCONTRACTING AND PURCHASE OF CERTAIN ASSETS dated as of August 19, 2008 (the “Agreement”) among AFC Holdings, Inc., a corporation organized under and pursuant to the laws of the State of Florida (Parent), Engage Technologies, Inc. (“Engage”), a wholly owned subsidiary of Parent and a corporation organized under and pursuant to the laws of the State of Florida, AFC Systems, Inc., (“Systems), a wholly owned subsidiary of Parent and a corporation organized under and pursuant to the laws of the State of Florida; and The Banker’s Store, Inc. (“Banker’s”), a corporation organized under and pursuant to the laws of the State of New York.

WITNESSETH

WHEREAS, Parent, Engage and Systems desire pursuant to this Agreement to subcontract the Work In Process (Exhibit C); the servicing of clients/customers (Exhibits A & B); and the assignment of rights to certain assets (Exhibits D & E) to Banker’s.

WHEREAS, Banker’s is willing pursuant to this Agreement to undertake as subcontractor the Work In Process (Exhibit C); the servicing of clients/customers (Exhibits A & B); and accept the assignment of rights to certain assets (Exhibits D & E) upon the terms and conditions hereinafter set forth.

WHEREAS, in order to carry out the foregoing intents Parent, Engage and Banker’s do hereby enter into and adopt this Agreement.

NOW THEREFORE, in consideration for the exchange of good and valuable consideration, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, the parties agree as follows:

2. SERVICING

It is the express written intention of Parent, Engage and Systems that the customers and clients of Parent and/or Engage and/or Systems be provided ongoing service and/or products in accordance with customary practices of companies in like businesses to Parent and/or Engage and/or Systems.  Such like business may be considered those that service financial institution premises and equipment and those that provide security services including the design, installation, maintenance and such other services as may be requested from time to time.

It is the express written intention of Banker’s that the customers and clients of Parent and/or Engage and/or Systems be provided such services and/or products, and that Banker’s provide such services and/or products.

For purposes of the Agreement Parent and/or Engage and/or Systems have identified its clients and customers included on Exhibits A & B attached hereto, (such Exhibits provided by Parent and/or Engage and/or Systems), that Parent and/or Engage and/or Systems provide such services and/or products.

3. SUBCONTRACTING

It is the express written intention of Parent, Engage and Systems that the customers and clients of Parent, Engage and Systems that have contracted with Parent and/or Engage and/or Systems to provide specific products and/or services that as of the date of this Agreement have not been provided either in full or in part be provided such contracted products and or services in full compliance with such contracts as originally contracted or as amended by the customer and/or client.

It is the express written intention of Banker’s that the customers and clients of Parent and/or Engage and/or Systems be provided such products and/or services in accordance with such contracts or as amended by the customer and/or client and that Banker’s provide such services and/or products.

For purposes of the Agreement Parent and/or Engage and/or Systems presently have the clients and customers included in Exhibit C attached hereto, that Parent and/or Engage and/or Systems have contracted with to provide specific products and/or services.

4. ASSIGNMENT OF RIGHTS TO CERTAIN ASSETS

It is the express written intention of Parent, Engage and Systems that certain assets, owned by Parent and/or Engage and/or Systems, be assigned to Banker’s.  The assets include the inventory necessary to the completion of the Work In Process, furniture, fixtures, equipment, computer systems (soft- and hard- ware), telephone systems and equipment, all tools, tooling, intellectual property if any, and such other assets necessary to the conduct of business of Parent and/or Engage and/or Systems exclusive of vehicles under lease and the Accounts Receivable at the close of business the date immediately prior to the date of this Agreement.  Parent, Engage and Systems presently have the certain assets included in Exhibits D and E, though such Exhibits are not to be construed as all inclusive.

It is the express written intention of Banker’s to accept the assignment of the assets defined above.

5. ACCOUNTS RECEIVABLE PRE-AGREEMENT

It is understood by Parent, Engage and Banker’s that the Accounts Receivable at the close of business the date prior to this Agreement are encumbered.  Banker’s hereby agrees that the Accounts Receivable at the close of business the date immediately prior to the date of this agreement are specifically excluded from this agreement.  Claims, if any, due to misappropriation of client and/or customer payments or due to invoicing/billing practices of Parent and/or Engage and/or Systems for completed service and or products, or for products and/or services contracted but not completed shall be the responsibility of Parent and/or Engage and/or Systems.

Banker’s agrees that the payments, if any, received for such Accounts Receivable shall be applied in accordance with existing agreements of Parent, Engage and Systems.

6. ACCOUNTS RECEIVABLE BEGINNING AS OF DATE OF AGREEMENT

It is the express intention and agreement by Parent, Engage and Systems that invoicing/billing beginning as of the date of the Agreement shall be the sole responsibility of Banker’s.  Further, the accounts receivable resulting from such invoicing/billing shall be the property of Banker’s.

7. CONSIDERATION

Parent, Engage and Systems agree to subcontract the Work In Process (Exhibit C); the servicing of clients/customers (Exhibits A & B); and the assignment of rights to certain assets (Exhibits D & E) to Banker’s in exchange for the following good and valuable consideration:

a)

Subcontracting of the Work In Process (Exhibit C) shall be valued at the  $130,000 net, as of the date of this Agreement.  Banker’s acknowledges that it has been informed of a claim superior to and with priority to other claims in such amount.   Work In Process commonly referred to as WIP is deemed to include all materials, supplies, parts, etc. on hand and necessary to the completion of the WIP and included in the WIP analysis previously provided by Engage to Banker’s.  Amendments to the individual contracts, if any, resulting in additional work to be performed or products/services to be provided and the revenue resulting there from shall be the responsibility of and property of  Banker’s.

b)

Metal fabrication equipment, supplies, tooling, intellectual property, computer systems (soft- and hard- ware), telephone systems and equipment, and all other equipment necessary to the conduct of business of Parent, Engage and Systems commonly referred to as the Access and Finance Divisions of Parent and/or Engage and/or Systems is valued at $5,000.

c)

Client/customer lists, contracts/agreements for products/services to be performed, proposals submitted not under contract, bid request not contracted , all other tools, tooling and intellectual property existing as of the date of the agreement shall be valued at $400,000.  Such amount being the dollar value of Banker’s common stock exercisable via warrant.  Such warrant shall be issued in two parts.  Part one to provide for $200,000 common stock value determined as of six months from the date of this Agreement.  The warrant representing part one shall be issued within 30 days of closing the exercise of which is restricted to the date specific six months from the date of this Agreement.  Part two shall be issued at the date six months from the date of this agreement and shall be exercisable in common stock of Banker’s for a value $200,000 at that date.

d)

Banker’s agrees to vacate the building presently occupied by Engage with address of 8419 Sunstate Street, Tampa, Florida  33634 on or before September 30, 2008.

e)

Parent and/or Engage and/or Systems agree to maintain such building for the period through September 30, 2008 or such earlier time as Banker’s has vacated the building.

Parent, Engage and Systems agree to the  transfer of consideration from Banker’s to Parent and/or Engage and/or Systems; or such designee as follows:

a)

All consideration excluding subcontracting be escrowed for a period of six months and a day; and

b)

Banker’s agrees to fund the secured lenders position, if any, as it may affect such Work In Process and/or metal fabrication capabilities including materials acquired for Work In Process requiring processing commonly attributable to metal fabrication. Such amount so provided by Banker’s to fund the secured lenders position so described to be escrowed and credited as consideration paid and to provide Banker’s a superior and priority claim to all others; and

c)

Parent and/or Engage and/or Systems guarantee collectively all consideration in the event of bankruptcy of Parent and/or Engage and/or Systems.

8. REPRESENTATIONS AND WARRANTIES OF AFC HOLDINGS, INC, ENGAGE TECHNOLOGIES, INC. AND AFC SYSTEMS, INC.

By virtue of its execution of this Agreement and except as expressly modified by the information set forth on any and all schedules and exhibits annexed to this Agreement and incorporated herein by reference, Parent, Engage and Systems hereby represent and warrant to Banker’s as follows:

a)

Parent, Engage and Systems are, and at all times through and including the Closing Date, will be corporations duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority to conduct its/their business as the same is presently being conducted;

b)

The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of the Certificate of Incorporation or Bylaws of Parent, Engage and Systems;

c)

Parent, Engage and Systems has notified Banker’s of any existing and will notify Banker’s promptly of any initiated proceedings or litigation which may arise or be instituted at any time prior to the Closing Date or subsequent thereto should such initiated proceedings in any manner encumber or threaten to encumber the assets, contracts, agreements, services or other products contemplated by this Agreement;

d)

Parent, Engage and Systems have not and will not incur any liability or make any payments other than in the regular and normal course of its business and between the date of this Agreement and the Closing Date Parent, Engage and Systems have not transferred any assets, contracts, agreements, products and/or services subject to this Agreement;

e)

Parent, Engage and Systems will fulfill (fund) all obligations incurred through August 18, 2008 to employees including though not limited to salary, wages, taxes, benefits and employee expenses.

f)

Parent and/or Engage and/or Systems  will not sell or otherwise dispose of any of its properties or assets of any kind subject to this Agreement;

g)

Parent, Engage and Systems have the power to enter into this Agreement and to carry out their obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to the Closing date duly authorized by Parent, Engage and Systems, Boards of Directors and Parent, Engage and Systems shall furnish Banker’s with true copies of any and all documentation evidencing such action.

Banker’s hereby agrees and acknowledges that liabilities and the assignment of the rights to certain assets  are being transferred as-is where-is.  Banker’s acknowledges that the liabilities transferred if subject to lien, such liens are not consensual.  Such liens, if any, are the responsibility of Parent, Engage and Systems.

9. REPRESENTATIONS AND WARRANTIES OF BANKER’S

By virtue of its execution of this Agreement and except as expressly modified by the information set forth on any and all schedules and exhibits annexed to this Agreement and incorporated herein by reference, Banker’s hereby represents and warrants to Parent, Engage and Systems as follows:

a)

Banker’s is, and at all times through and including the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to conduct its business as the same is presently being conducted and as contemplated by this Agreement;

b)

The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Certificate of Incorporation or Bylaws of Banker’s or of any existing agreement, indenture or other instrument to which Banker’s is a party or to which any of its businesses or the assets may be bound or affected;

c)

There is no litigation or governmental proceeding or investigation pending or to the knowledge of Banker’s threatened or in prospect against Banker’s, any of its officers, or directors or their properties or relating to its conduct of business in any manner;

d)

Banker’s, subject to ratification by its Board of Directors required for the transactions contemplated by this Agreement, is authorized to enter into the transactions contemplated by this Agreement.

10. CONDITIONS PRECEDENT TO CLOSING

The obligations of Parent, Engage and Systems under and pursuant to this Agreement are and shall be subject to the representations and warranties of Banker’s being true and correct in all material respects on the Closing Date.

The obligations of Banker’s under and pursuant to this Agreement are and shall be subject to the representations and warranties of Parent, Engage and Systems being true and correct in all material respects on the Closing Date.

Closing shall be in accordance with the Section 7. CONSIDERATION.

Closing shall be at a date agreed upon by Parent, Engage and Banker’s.

11. INDEMNIFICATION

Parent, Engage and Systems agree to indemnify Banker’s for any and all loss resulting from actions of Parent and/or Engage and/or Systems that causes Banker’s to incur loss or results in the assets and other properties included in this Agreement becoming subject to actual or potential claims.  The cost of defending Banker’s resulting from actions of Parent and/or Engage and/or Systems shall be the responsibility of Parent and/or Engage and/or Systems.  All claims hereunder shall be made within 18 months of the Closing Date. Notwithstanding the foregoing, the maximum aggregate amount for which Banker’s shall be entitled to indemnification under this Section 11 shall be limited to the Banker’s total consideration pursuant to Section 7 above.

12. CONDUCT OF PARENT, ENGAGE AND SYSTEMS PRIOR TO CLOSING

The business of Parent, Engage and Systems shall be conducted in the ordinary and usual course and there shall be no material adverse changes in the nature and extent of its respective properties, or the conduct of its respective operations;

Parent, Engage and Systems shall not encumber by lien, encumbrance, and security interest or otherwise any of its respective assets or properties included in or contemplated by this Agreement;

Parent, Engage and Systems shall not dispose of any assets or properties included in or contemplated by this Agreement;

Parent, Engage and Systems shall use their respective best efforts to preserve intact its business organization, to keep available the services of present key employees, and to preserve the good will of those having business relationships with them.

13. TERMINATION

This Agreement may be terminated at any time prior to the Closing Date: (i) by mutual consent of Parent, Engage and Systems and Banker’s; (ii) by failure to close as provided in Section 10. CONDITIONS PRECEDENT TO CLOSING; (iii) the filing of any petition or the commencement of any proceeding by or against either corporation for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, compositions or extensions; (iv) the appointment of a receiver of or the issuance or making of a writ or order of attachment or garnishment against any of the assets or properties include in or contemplated by this Agreement; (v) the filing of a tax lien or warrant or judgment against Parent and/or Engage and/or Systems in favor of the United states of America or a State thereof.

14. EFFECT OF TERMINATION

In the event of termination of this Agreement as provided in Section 13. TERMINATION, THIS Agreement shall forthwith become null and void and there shall be no further liability on the part of Banker’s or Parent, Engage and Systems or their respective officers or directors.  Termination of this Agreement by Parent and/or Engage and/or Systems as a result of the breach of the terms and conditions hereof shall not relieve Parent and/or Engage and/or Systems of any liability for such breach of, or for any misrepresentation or warranty under this Agreement or be deemed to constitute a waiver of any available remedy for such breach or misrepresentation.

15. AMENDMENT

This agreement may not be amended except by an instrument in writing signed on behalf of Parent, Engage and Systems, and Banker’s.

16. WAIVER

At any time prior to the Closing date, Parent, Engage and Systems, and Banker’s by action taken by their respective Boards of Directors and accepted in writing by the other party(s) may (i) extend the time for the performance ; (ii) waive any inaccuracies in the representations and warranties contained herein or any in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein.

17. ENTIRE AGREEMENT

Parent, Engage and Systems, and Banker’s, parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected

18. GOVERNING LAW

This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Nevada irrespective of the place of domicile or residence of Parent, Engage or Banker’s.

19. ADDRESSES

Parent, Engage and Systems and the principals of each shall at all times keep Banker’s informed of their addresses if different from that stated herein.  Banker’s shall notify Parent, Engage and Systems of its address if different fro that stated herein.

20. NOTICES

Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice.  All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery, or facsimile, or on the next business day in the case of priority overnight package delivery service.

Such notices shall be addressed or sent as follows:

The Banker’s Store, Inc.

1535 Memphis Junction Road

Bowling Green, KY  42101

If to Parent and/or Engage and/or Systems

MB Operations LLC

Engage Technologies Inc.

1700 S. MacDill Avenue

8419 Sunstate Street

Suite 220

Tampa, Florida  33634

Tampa, Florida  33629

c/o Mr. Larry Sledge

c/o Mr. John Bambach

21. SIGNATURES

ON FOLLOWING PAGE

21.SIGNATURES

AFC Holdings, Inc.

John Bambach , Jr.	David Nail
Chief Executive Officer	President

Signature:	Signature:

Date	Date

Engage Technologies, Inc

John Bambach , Jr.	David Nail
Chief Executive Officer	President

Signature:	Signature:

Date	Date

AFC Systems, Inc

John Bambach , Jr.	David Nail
Chief Executive Officer	President

Signature:	Signature:

Date	Date

The Banker’s Store, Inc.

Cynthia Hayden
President

Signature:

Date

22. RESOLUTION OF BOARD OF DIRECTORS OF AFC HOLDINGS, INC., ENGAGE TECHNOLOGIES, INC., AFC SYSTEMS, INC.

Resolution to be attached.